                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
          OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                   COLONIAL CALIFORNIA INSURED MUNICIPAL FUND
                      COLONIAL HIGH INCOME MUNICIPAL TRUST
                         COLONIAL INSURED MUNICIPAL FUND
                     COLONIAL INTERMEDIATE HIGH INCOME FUND
                       COLONIAL INTERMARKET INCOME TRUST I
                    COLONIAL INVESTMENT GRADE MUNICIPAL TRUST
                         COLONIAL MUNICIPAL INCOME TRUST

               __________________________________________________
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     ___________________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

     ___________________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ___________________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

     ___________________________________________________________________________

     (5)  Total fee paid:

     ___________________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     ___________________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:

     ___________________________________________________________________________

     (3)  Filing Party:

     ___________________________________________________________________________

     (4)  Date Filed:

     ___________________________________________________________________________

                   COLONIAL CALIFORNIA INSURED MUNICIPAL FUND
                      COLONIAL HIGH INCOME MUNICIPAL TRUST
                        COLONIAL INSURED MUNICIPAL FUND
                      COLONIAL INTERMARKET INCOME TRUST I
                     COLONIAL INTERMEDIATE HIGH INCOME FUND
                   COLONIAL INVESTMENT GRADE MUNICIPAL TRUST
                        COLONIAL MUNICIPAL INCOME TRUST

                (EACH, A "FUND"; AND COLLECTIVELY, THE "FUNDS")

                              ONE FINANCIAL CENTER
                        BOSTON, MASSACHUSETTS 02111-2621
                                 (617) 426-3750

                   NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                                  MAY 24, 2006


To the Shareholders of the Funds:


NOTICE IS HEREBY GIVEN that the Annual Meetings of Shareholders of the Funds (the "Meeting") will be held at the offices of the Funds at One Financial Center, Boston, Massachusetts, on May 24, 2006, at 10:00 a.m. Boston time. The purpose of the Meeting is to consider and act upon the following matters:

1.   To elect Trustees of the Funds as outlined below:

     (a) Colonial High Income Municipal Trust:

        (i) Two Trustees to be elected by the holders of common shares of beneficial interest, no par value (the "Common Shares"), and Municipal Auction Rate Cumulative Preferred Shares (the "Preferred Shares") of the Fund, voting together as a single class; and

        (ii) Two Trustees to be elected by the holders of Preferred Shares only, voting as a single class.

     (b) Colonial Investment Grade Municipal Trust:

        (i) Two Trustees to be elected by the holders of Common Shares and Preferred Shares of the Fund, voting together as a single class; and

        (ii) Two Trustees to be elected by the holders of Preferred Shares only, voting as a single class.

     (c) Colonial InterMarket Income Trust I:

        (i) Four Trustees to be elected by the holders of shares of beneficial interest of the Fund.

INT-47/108703-0306

     (d) Colonial California Insured Municipal Fund:

        (i) Four Trustees to be elected by the holders of Common Shares and Preferred Shares of the Fund, voting together as a single class; and

        (ii) Two Trustees to be elected by the holders of Preferred Shares only, voting as a single class.

     (e) Colonial Insured Municipal Fund:

        (i) Four Trustees to be elected by the holders of Common Shares and Preferred Shares of the Fund, voting together as a single class; and

        (ii) Two Trustees to be elected by the holders of Preferred Shares only, voting as a single class.

     (f) Colonial Municipal Income Trust:


        (i) Four Trustees to be elected by the holders of Common Shares and Preferred Shares of the Fund, voting together as a single class; and


        (ii) Two Trustees to be elected by the holders of Preferred Shares only, voting as a single class.

     (g) Colonial Intermediate High Income Fund:

        (i) Three Trustees to be elected by the holders of shares of beneficial interest of the Fund.

2. To transact such other business as may properly come before the Meeting and any adjourned session of the Meeting.


The Boards of Trustees have fixed the close of business on March 10, 2006 as the record date for the determination of the shareholders of the Funds entitled to notice of, and to vote at, the Meeting and any adjournments thereof.


YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR ALL OF THE PROPOSALS.

By order of the Boards of Trustees,

James R. Bordewick, Jr.
Secretary of the Funds

YOUR VOTE IS IMPORTANT -- PLEASE RETURN YOUR PROXY PROMPTLY.

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WE URGE YOU, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, TO INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

April 21, 2006

                                PROXY STATEMENT

             COLONIAL CALIFORNIA INSURED MUNICIPAL FUND ("CCAIMF")

                 COLONIAL HIGH INCOME MUNICIPAL TRUST ("CHIMT")

                    COLONIAL INSURED MUNICIPAL FUND ("CIMF")
                 COLONIAL INTERMARKET INCOME TRUST I ("CIITI")
                COLONIAL INTERMEDIATE HIGH INCOME FUND ("CIHIF")
              COLONIAL INVESTMENT GRADE MUNICIPAL TRUST ("CIGMT")
                    COLONIAL MUNICIPAL INCOME TRUST ("CMIT")

                (EACH, A "FUND"; AND COLLECTIVELY, THE "FUNDS")

                        ANNUAL MEETINGS OF SHAREHOLDERS
                                  MAY 24, 2006

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Trustees of the Funds to be used at the Annual Meetings of Shareholders of the Funds to be held at the offices of the Funds at One Financial Center, Boston, Massachusetts, on May 24, 2006, at 10:00 a.m. Boston time and at any adjournments thereof (such meetings and any adjournments being referred to as the "Meeting").


The solicitation of proxies for use at the Meeting is being made primarily by the mailing on or about April 21, 2006, of the Notice of Annual Meetings of Shareholders, this Proxy Statement and the accompanying proxy cards. Supplementary solicitations may be made by mail, telephone, or personal interview by officers and Trustees of the Funds and officers, employees and agents of the Funds' investment advisor, Columbia Management Advisors, LLC ("Columbia Management" or the "Advisor"), and/or its affiliates. Columbia Management is located at One Financial Center, Boston, Massachusetts 02111-2621. Authorization to execute proxies may be obtained from shareholders through instructions transmitted by telephone or facsimile. The expenses incurred in connection with preparing this Proxy Statement and of the solicitation of proxies for the Meeting will be paid by the Funds. The Funds will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares.

The Meeting is being held to vote on the matters described below:



PROPOSAL 1. ELECTION OF TRUSTEES


INTRODUCTION

The Trustees, which oversee each Fund, provide broad supervision over the affairs of each Fund. Columbia Management is responsible for the investment management of each Fund's assets and for providing a variety of other administrative services to each Fund. The officers of each Fund are responsible for its operations.

The Trustees have fixed the number of Trustees of each Fund at eleven.


FUNDS WITH PREFERRED SHARES OUTSTANDING: (Colonial California Insured Municipal Fund; Colonial High Income Municipal Trust; Colonial Insured Municipal Fund; Colonial Investment Grade Municipal Trust; and Colonial Municipal Income Trust)


     Under the provisions of each Fund's Declaration of Trust, the (i) Trustees who are elected by the common shares and the preferred shares voting together are divided into three classes, each having a term of three years and (ii) the Trustees who are elected by the preferred shares voting separately are divided into a single class, having a term of one year. Accordingly, the terms of the Trustees elected to the class whose term expires at the 2006 Meeting will be expiring at the 2006 Meeting and the shareholders of each Fund are being asked to consider electing Trustees to the class whose term expires at the 2009 Meeting. The holders of Municipal Auction Rate Cumulative Preferred ("Preferred Shares") are also being asked to consider electing two Trustees to one year terms expiring at the 2007 Meeting.

FUNDS WITHOUT PREFERRED SHARES OUTSTANDING: (Colonial Intermarket Income Trust I and Colonial Intermediate High Income Fund)

     Under the provisions of each Fund's Declaration of Trust, the Trustees are divided into three classes, each having a term of three years. Accordingly, the terms of the Trustees previously elected to the class whose term expires at the 2006 Meeting will be expiring at the 2006 Meeting and the shareholders of each Fund are being asked to consider electing Trustees to the class whose term expires at the 2009 Meeting.

The members of the Governance Committee who are not interested persons of the Funds (as defined in the Investment Company Act of 1940, as amended ("1940 Act")), have recommended that the Trustees nominate for election by shareholders the nominees described in the following pages, and the Trustees have nominated such individuals. THE TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF THEIR ELECTION.

Each nominee has agreed to serve as a Trustee of each Fund if elected. If, before the Meeting, any nominee refuses or is unable to serve, or if any of the nominees is unavailable at the time of the Meeting, and such refusal or inability to serve or unavailability is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at fewer than eleven for a Fund. Under the terms of each Fund's retirement policy, the Trustees have a mandatory retirement age of 72 years.

1(a) COLONIAL HIGH INCOME MUNICIPAL TRUST

Mmes. Kelly and Verville are proposed for election as Trustees of the Fund and are to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. Mmes. Kelly and Verville will serve for three years or until a successor is elected. Messrs. Hacker and Stitzel are proposed for election as Trustees of the Fund and are to be elected by the holders of Preferred Shares only, voting as a single class.

The Board of Trustees (other than Messrs. Hacker and Stitzel) is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

2007          2008           2009
----          ----           ----
Mr. Mayer     Mr. Lowry      Ms. Kelly
Mr. Nelson    Mr. Neuhauser  Ms. Verville
Mr. Theobald  Mr. Simpson
              Mr. Woolworth

Messrs. Hacker and Stitzel are subject to re-election annually by the holders of Preferred Shares of the Fund.

REQUIRED VOTE

With respect to Mmes. Kelly and Verville, the affirmative vote of a plurality of the holders of Common Shares and Preferred Shares, voting together as a single class, present at the Meeting in person or by proxy, is required for the election of each such Trustee. With respect to the election of Messrs. Hacker and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares, present at the Meeting in person or by proxy, is required for the election of each such Trustee.

1(b) COLONIAL INVESTMENT GRADE MUNICIPAL TRUST

Ms. Kelly and Mr. Simpson are proposed for election as Trustees of the Fund and are to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. Ms. Kelly and Mr. Simpson will each serve for three years or until a successor is elected. Messrs. Hacker and Stitzel are proposed for election as Trustees of the Fund and are to be elected by the holders of Preferred Shares only, voting as a single class.

The Board of Trustees (other than Messrs. Hacker and Stitzel) is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

2007           2008          2009
----           ----          ----
Mr. Mayer      Mr. Lowry     Ms. Kelly
Mr. Neuhauser  Mr. Nelson    Mr. Simpson
Mr. Theobald   Ms. Verville
Mr. Woolworth

Messrs. Hacker and Stitzel are subject to re-election annually by the holders of Preferred Shares of the Fund.

REQUIRED VOTE

With respect to Ms. Kelly and Mr. Simpson, the affirmative vote of a plurality of the holders of Common Shares and Preferred Shares, voting together as a single class, present at the Meeting in person or by proxy, is required for the election of each such Trustee. With respect to the election of Messrs. Hacker and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares, present at the Meeting in person or by proxy, is required for the election of each such Trustee.

1(c) COLONIAL INTERMARKET INCOME TRUST I

Ms. Kelly and Messrs. Hacker, Nelson and Simpson are proposed for election as Trustees of the Fund. Ms. Kelly and Messrs. Hacker, Nelson and Simpson will each serve for three years.

The Board of Trustees is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

2007           2008          2009
----           ----          ----
Mr. Neuhauser  Mr. Lowry     Mr. Hacker
Mr. Theobald   Mr. Mayer     Ms. Kelly
Mr. Woolworth  Mr. Stitzel   Mr. Nelson
               Ms. Verville  Mr. Simpson

REQUIRED VOTE

The affirmative vote of a plurality of the holders of shares of beneficial interest of the Fund, present at the Meeting in person or by proxy, is required for the election of each such Trustee.

1(d) COLONIAL CALIFORNIA INSURED MUNICIPAL FUND

Messrs. Lowry, Mayer, Nelson and Woolworth are proposed for election as Trustees of the Fund and are to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. Messrs. Lowry, Mayer, Nelson and Woolworth will each serve for three years or until a successor is elected. Messrs. Hacker and Stitzel are proposed for election as Trustees of the Fund and are to be elected by the holders of Preferred Shares only, voting as a single class.

The Board of Trustees (other than Messrs. Hacker and Stitzel) is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

2007           2008         2009
----           ----         ----
Mr. Neuhauser  Ms. Kelly    Mr. Lowry
Mr. Theobald   Mr. Simpson  Mr. Mayer
Ms. Verville                Mr. Nelson
                            Mr. Woolworth

Messrs. Hacker and Stitzel are subject to re-election annually by the holders of Preferred Shares of the Fund.

REQUIRED VOTE

With respect to Messrs. Lowry, Mayer, Nelson and Woolworth, the affirmative vote of a plurality of the holders of Common Shares and Preferred Shares, voting together as a single class, present at the Meeting in person or by proxy, is required for the election of each such Trustee. With respect to the election of Messrs. Hacker and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares, present at the Meeting in person or by proxy, is required for the election of each such Trustee.

1(e) COLONIAL INSURED MUNICIPAL FUND

Messrs. Lowry, Mayer, Nelson and Woolworth are proposed for election as Trustees of the Fund and are to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. Messrs. Lowry, Mayer, Nelson and Woolworth will each serve for three years or until a successor is elected. Messrs. Hacker and Stitzel are proposed for election as Trustees of the Fund and are to be elected by the holders of Preferred Shares only, voting as a single class.

The Board of Trustees (other than Messrs. Hacker and Stitzel) is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

2007           2008         2009
----           ----         ----
Mr. Neuhauser  Ms. Kelly    Mr. Lowry
Mr. Theobald   Mr. Simpson  Mr. Mayer
Ms. Verville                Mr. Nelson
                            Mr. Woolworth

Messrs. Hacker and Stitzel are subject to re-election annually by the holders of Preferred Shares of the Fund.

REQUIRED VOTE

With respect to Messrs. Lowry, Mayer, Nelson and Woolworth, the affirmative vote of a plurality of the holders of Common Shares and Preferred Shares, voting together as a single class, present at the Meeting in person or by proxy, is required for the election of each such Trustee. With respect to the election of Messrs. Hacker and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares, present at the Meeting in person or by proxy, is required for the election of each such Trustee.

1(f) COLONIAL MUNICIPAL INCOME TRUST


Ms. Kelly and Messrs. Simpson, Nelson and Woolworth are proposed for election as Trustees of the Fund and are to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. Ms. Kelly and Messrs. Simpson, Nelson and Woolworth will each serve for three years or until a successor is elected. Messrs. Hacker and Stitzel are proposed for election as Trustees of the Fund and are to be elected by the holders of Preferred Shares only, voting as a single class.

The Board of Trustees (other than Messrs. Hacker and Stitzel) is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

2007           2008           2009
----           ----           ----
Mr. Lowry      Mr. Mayer      Ms. Kelly
Mr. Neuhauser  Ms. Verville   Mr. Nelson
Mr. Theobald                  Mr. Woolworth
                              Mr. Simpson

Messrs. Hacker and Stitzel are subject to re-election annually by the holders of Preferred Shares of the Fund.

REQUIRED VOTE

With respect to Ms. Kelly and Messrs. Simpson, Nelson and Woolworth, the affirmative vote of a plurality of the holders of Common Shares and Preferred Shares, voting together as a single class, present at the Meeting in person or by proxy, is required for the election of each such Trustee. With respect to the election of Messrs. Hacker and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares, present at the Meeting in person or by proxy, is required for the election of each such Trustee.

1(g) COLONIAL INTERMEDIATE HIGH INCOME FUND

Ms. Kelly and Messrs. Hacker and Neuhauser are proposed for election as Trustees of the Fund. Ms. Kelly and Messrs. Hacker and Neuhauser will each serve for three years or until a successor is elected.

The Board of Trustees is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

2007           2008           2009
----           ----           ----
Mr. Simpson    Mr. Lowry      Mr. Hacker
Mr. Stitzel    Mr. Mayer      Ms. Kelly
Mr. Theobald   Mr. Nelson     Mr. Neuhauser
Ms. Verville   Mr. Woolworth

REQUIRED VOTE

The affirmative vote of a plurality of the holders of shares of beneficial interest of the Fund present at the Meeting in person or by proxy is required for the election of each such Trustee.

FOR INFORMATION REGARDING THE BOARD OF TRUSTEES AND OFFICERS OF YOUR FUND, SEE APPENDIX A TO THIS PROXY STATEMENT.


TRUSTEES' COMPENSATION


The members of each Fund's Board of Trustees also serve as Trustees on the boards for certain other registered investment companies advised by Columbia Management or its affiliates (the "Fund Complex", as such term is defined under applicable regulations promulgated under the 1940 Act). Two-thirds of the Trustees' fees are allocated among the funds within the Fund Complex supervised by these Trustees based on the relative net assets of each fund and one-third of the fees is divided equally among the funds within the Fund Complex supervised by these Trustees.


FOR MORE INFORMATION REGARDING THE COMPENSATION OF THE TRUSTEES, SEE APPENDIX
B.1 AND APPENDIX B.2 TO THIS PROXY STATEMENT.

SHAREHOLDER COMMUNICATIONS


Shareholders may communicate with the Trustees as a group or individually. Any such communications should be sent to a Fund's Board or an individual Trustee in writing, c/o the Secretary of the Funds, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111-2621. The Secretary may determine not to forward any letter to the Board or a Trustee that does not relate to the business of a Fund.


TRUSTEE SHARE OWNERSHIP

The table in Appendix C shows, as of December 31, 2005, the dollar range of equity securities beneficially owned by each Trustee (i) in each of the Funds and (ii) in all funds overseen by the Trustee in the Fund Complex.

TRUSTEES' MEETINGS AND COMMITTEES

The Board of Trustees of each Fund (the "Board") is responsible for the overall management and supervision of that Fund's affairs and for protecting the interests of the Fund's shareholders. For the fiscal year ended November 30, 2005, the Funds held 7 meetings (5 regular Board meetings and 2 special Board meetings). Each of these Board meetings was held jointly with other various funds supervised by the Trustees. The Funds do not have a formal policy on Trustee attendance at the annual meetings of shareholders, but encourage such attendance. None of the Trustees attended the Funds' 2005 annual meetings.

The Boards of Trustees have created several committees to perform specific functions on behalf of the Funds. The members of each committee, along with a description of each committee's functions, appear below, followed by a table that sets forth the number of meetings held by the Boards and each committee during the last fiscal year.

1. AUDIT COMMITTEE

Ms. Verville and Messrs. Hacker, Stitzel and Woolworth are members of the Audit Committee of each Fund. Each Fund's Audit Committee is comprised of only "Independent Trustees" (as defined in the listing standards of the New York Stock Exchange ("NYSE") and the American Stock Exchange ("AMEX") ), who are also not "interested persons" (as defined in the 1940 Act) of any Fund. Each member of the Audit Committee must be financially literate and at least one member must have prior accounting experience or related financial management expertise. The Boards have determined, in accordance with applicable regulations of the NYSE and AMEX, that each member of the Audit Committee is financially literate and has prior accounting experience or related financial management expertise.

On February 10, 2004, the Audit Committees adopted a revised written charter that sets forth the Audit Committee's structure, duties and powers, and methods of operation. A copy of the revised Audit Committee Charter was attached to the proxy statement relating to the Annual Meeting of Shareholders held on May 25, 2005. The Audit Committee serves as an independent and objective party to monitor the Funds' accounting policies, financial reporting and internal control systems and the work of the Funds' independent registered public accountant. The Audit Committee also serves to provide an open avenue of communication between a Fund's independent registered public accountants, Columbia Management Group, Inc.'s internal accounting staff and the Boards. The principal functions of the Audit Committee are to assist the Boards oversight of (1) the integrity of each Fund's financial statements, (2) each Fund's compliance with legal and regulatory requirements, (3) each Fund's independent registered public accountant's qualifications and independence, (4) the performance of the Advisor's internal audit function, and (5) each Fund's independent registered public accountant. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of each Fund's independent registered public accountant (including the resolution of disagreements between management and each Fund's independent registered public accountant regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other review or attest services for each Fund.

AUDIT COMMITTEE REPORT


At a meeting of the Audit Committees on January 23, 2006, the Audit Committees:
(i) reviewed and discussed with management each Fund's audited financial statements for the most recently completed fiscal year and (ii) discussed with PricewaterhouseCoopers LLP ("PwC"), each Fund's independent registered public accountant, the matters required to be discussed by Statement on Auditing Standards No. 61 and other professional standards and regulatory requirements. At a meeting of the Audit Committees on February 7, 2006, the Audit Committees obtained from PwC a formal written statement consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," describing all relationships between PwC and the Funds that might bear on PwC's independence and discussed with PwC any relationships that may impact its objectivity and independence and satisfied itself as to PwC's independence. Based on its review and discussion, the Audit Committee recommended to each Board that the audited financial statements for each Fund be included in that Fund's Annual Report to shareholders.


Based on the recommendation from each Audit Committee and on its own review, each Board selected PwC as independent registered public accountant for each Fund for the fiscal year ending November 30, 2006. Representatives of PwC are not expected to be at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.


Audit Committee Members:        Ms. Verville
                                Mr. Hacker
                                Mr. Stitzel
                                Mr. Woolworth


2. GOVERNANCE COMMITTEE

Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of each Fund. The Funds have no nominating or compensation committee. The Governance Committees perform certain of the functions typically performed by those committees. Among other things, the Governance Committee recommends to the Boards nominees for Trustee and nominees for appointment to various committees; performs periodic evaluations of the effectiveness of the Boards; reviews and recommends to the Boards policies and practices to be followed in carrying out the Trustees' duties and responsibilities; and reviews and makes recommendations to the

Boards regarding the compensation of the Trustees who are not affiliated with Columbia. On October 12, 2005 the Governance Committee adopted a written charter that sets forth the Governance Committee's structure, duties and powers, and methods of operation. A copy of the Governance Committee Charter is attached as Appendix F.

Three of the four Governance Committee members, Messrs. Lowry, Simpson and Theobald, who are "Independent Trustees" (as defined in the NYSE and AMEX listing standards) and are not "interested persons" (as defined in the 1940 Act) of any Fund ("Governance Committee Independent Trustees"), participate in the consideration and recommendation to the Boards regarding the nomination of Trustees. The Governance Committee Independent Trustees will consider candidates for Trustee identified by any reasonable source, including current Independent Trustees, Fund management, Fund shareholders and other persons or entities. Shareholders of a Fund who wish to nominate a candidate to a Fund's Board may send information regarding prospective candidates to the Governance Committee, in care of the relevant Fund, at One Financial Center, Boston, MA 02111-2621. The information should include evidence of the shareholders' Fund ownership, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an "interested person" under the 1940 Act and "independent" under NYSE and AMEX listing standards in relation to the Fund, and such other information as may be helpful to the Governance Committee Independent Trustees in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to a member of the Governance Committee for consideration. The Governance Committee Independent Trustees will evaluate recommendations for candidates in light of whether the number of Trustees of a Fund is expected to be increased and anticipated vacancies. All nominations from Fund shareholders will be considered. There may be times when the Governance Committee is not recruiting new Board members. In that case, shareholder recommendations will be maintained on file pending the active recruitment of Trustees.

When considering candidates for Trustee, the Governance Committee Independent Trustees consider, among other things, whether prospective nominees have distinguished records in their primary careers, personal and professional integrity, and substantive knowledge in areas important to each Board's operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as Independent Trustees, independence from the Funds' investment advisor, its affiliates and other principal service providers is critical, as is an independent and questioning mind-set. In each case, the

Governance Committee Independent Trustees will evaluate whether a candidate is an "interested person" under the 1940 Act and "independent" under NYSE and AMEX listing standards. The Governance Committee Independent Trustees also consider whether a prospective candidate's workload would be consistent with regular attendance at Board meetings and would allow him or her to be available for service on Board committees, and devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of each Board's present composition and its perceptions about future issues and needs.

The Governance Committee Independent Trustees initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Governance Committee Independent Trustee by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more of the Governance Committee Independent Trustees would be arranged. If a Governance Committee Independent Trustee, based on the results of these contacts, believes he or she has identified a viable candidate, he or she would air the matter with the other Governance Committee Independent Trustees for input. Any request by Fund management to meet with the prospective candidate would be given appropriate consideration. The Funds have not paid a fee to third parties to assist in finding nominees.

3. ADVISORY FEES & EXPENSES COMMITTEE

Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of each Fund. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Boards as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the committee by the Boards.

4. COMPLIANCE COMMITTEE

Mmes. Kelly and Verville and Messrs. Nelson, Simpson and Stitzel are members of the Compliance Committee of each Fund. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Fund. The Compliance Committee supervises legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Funds' investment advisor, principal underwriter and transfer agent.

                                                      NUMBER OF
                                                      MEETINGS
                                                     FOR FISCAL
                                                     YEAR ENDED
                                                  NOVEMBER 30, 2005
                                                  -----------------
Board of Trustees                                         7
Audit Committee                                           7
Governance Committee                                      5
Advisory Fees & Expenses Committee                        7
Compliance Committee                                      4

AUDIT COMMITTEE PRE-APPROVAL OF INDEPENDENT ACCOUNTANT SERVICES

Each Fund's Audit Committee is required to pre-approve the engagement of each Fund's independent registered public accountant to provide audit and non-audit services to each Fund and non-audit services to Columbia Management (not including any subadvisor whose role is primarily portfolio management and is contracted with or overseen by another investment advisor) or any entity controlling, controlled by or under common control with Columbia Management that provides ongoing services to the Funds ("Columbia Affiliate"), if the engagement relates directly to the operations or financial reporting of the Funds. The engagement may be entered into pursuant to pre-approval policies and procedures established by the Audit Committee.

Each Fund's Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (each, the "Policy") for the pre-approval of audit and non-audit services provided to each Fund and non-audit services provided to Columbia Management and Columbia Affiliates, if the engagement relates directly to the operations or financial reporting of the Funds. The Policy sets forth the procedures and conditions pursuant to which services to be performed by the Funds' independent registered public accountant are to be pre-approved. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accountant.

The Policy provides for the general pre-approval by the Audit Committee of certain: (i) audit services to the Fund; (ii) audit-related services to the Fund; (iii) tax services to the Fund; (iv) other services to the Fund; and (v) Fund-related services to Columbia Affiliates. The Policy requires the

Fund Treasurer and/or Director of Trustee Administration to submit to the Audit Committee, at least annually, a schedule of the types of services that are subject to general pre-approval. The schedule(s) must provide a description of each type of service that is subject to general pre-approval and, where possible, will provide projected fee caps for each instance of providing each service. At least annually, the Audit Committee will review and approve the types of services and review the projected fees for the next year, and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual Fund. The fee amounts listed on the schedules will be updated to the extent necessary at each of the other regularly scheduled meetings of the Audit Committee.

FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

The following table sets forth the aggregate fees billed by PwC for each Fund's last two fiscal years for professional services rendered for: (i) audit services, including the audit of each Fund's financial statements and services normally provided in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) audit-related services associated with the review of the Funds' semi-annual financial statements, and, for all Funds other than CIITI and CIHIF, procedures relating to reports required by rating agencies; (iii) tax services and, primarily, reviews of Fund tax returns; and
(iv) other services.


All of the audit fees, audit-related fees, tax fees and other fees billed by PwC for services provided to the Funds in both the fiscal year ended November 30, 2004 and November 30, 2005 were pre-approved by the Audit Committee.



There were no amounts billed by PwC in either the fiscal year ended November 30, 2004 or November 30, 2005 for audit-related services, tax services or other services provided to Columbia Management or Columbia

Affiliates for engagements that related directly to the operations or financial reporting of the Funds.


                               AUDIT    AUDIT-RELATED    TAX     ALL OTHER
                       YEAR    FEES         FEES         FEES      FEES
                       ----    -----    -------------    ----    ---------
CCAIMF                 2004   $22,060      $7,100       $3,410      $0
                       2005   $24,148      $8,390       $3,512      $0
CHIMT                  2004   $26,670      $7,100       $3,110      $0
                       2005   $28,988      $8,390       $3,063      $0
CIMF                   2004   $22,060      $7,100       $3,410      $0
                       2005   $24,148      $8,390       $3,263      $0
CIITI                  2004   $28,350      $3,700       $2,610      $0
                       2005   $30,758      $3,890       $2,500      $0
CIHIF                  2004*  $32,860      $3,700       $2,710      $0
                       2005   $35,488      $3,890       $2,500      $0
CIGMT                  2004   $22,900      $7,100       $3,110      $0
                       2005   $25,038      $8,390       $3,062      $0
CMIT                   2004   $26,670      $7,100       $3,110      $0
                       2005   $28,988      $8,390       $3,062      $0


---------------

* CIHIF recently changed its fiscal year. Accordingly, the 2004 fiscal year was only eleven months long.


The aggregate amount of fees paid for non-audit services billed to the Funds, Columbia Management and Columbia Affiliates was $64,370 in the fiscal year ended November 30, 2004 and $70,692 for the fiscal year ended November 30, 2005.


The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of PwC.

MANAGEMENT


Columbia Management, located at One Financial Center, Boston, MA 02111, is each Fund's investment advisor and administrator. Columbia Management, a registered investment advisor, has been an investment advisor since 1969. Columbia Management is a wholly owned subsidiary of Columbia Management Group, Inc., ("CMG"), which is a wholly owned subsidiary of Bank of America Corporation. Bank of America is one of the world's largest financial institutions, serving individual consumers, small businesses and large corporations and institutions with a full range of banking, investing, asset management and other financial and risk management products and services. CMG is located at One Financial Center, Boston, MA 02111.

LEGAL PROCEEDINGS


On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia Management") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.



Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.


Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

These matters or any adverse publicity or other developments resulting from them may have an impact on the market price of Fund shares.


A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL").(1)Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.


On February 25, 2005, Columbia Management and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trusts. As to Columbia, the Distributor and the Advisor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940
(ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Sec-


------------------------------

(1) The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case, Slaybe, et al. v. Columbia Management Advisers, Inc. et al, No. 04-CV-1768 (D. Md. Sept. 29,
    2004). The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the funds, removal of Columbia Management and CFD, disgorgement of all management fees and monetary damages.

tion 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions(2) making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

OTHER BUSINESS

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the election of Trustees. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Funds has previously received written contrary instructions from the shareholder entitled to vote the shares.

------------------------------

(2) Cohen, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Aug. 2, 2004); Osburn, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Aug. 10, 2004); Slicker, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Aug. 11, 2004); Simmonds, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Sept. 8, 2004).

OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS

All shareholders of record at the close of business on March 10, 2006, are entitled to one vote for each share held on that date and holders of Common Shares are entitled to fractional votes for any fractional shares held on that date. The table in Appendix D lists for each Fund the total number of shares outstanding as of the close of business on March 10, 2006, for each class of a Fund's shares entitled to vote at the Meeting.


The table in Appendix E lists the holders of more than five percent of any class of shares of each Fund as of the close of business on March 10, 2006, based on filings made by such holders pursuant to Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended. The Trustees and officers of each Fund, in the aggregate, owned less than 1% of each Fund's outstanding shares as of March 10, 2006.


INFORMATION ABOUT THE MEETING AND THE VOTING AND TABULATION OF PROXIES

All proxies solicited by or on behalf of the Boards that are properly executed and returned in time to be voted at the Meeting will be voted at the Meeting as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the nominees for election as Trustees.

Any proxy may be revoked at any time prior to its being exercised by written notification received by the Funds' Secretary, by the execution of a later dated proxy, or by attending the Meeting and voting in person.


Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting (the "Tellers"). For each of CCAIMF, CIMF and CMIT, 30% of the shares of the Fund outstanding on the record date and entitled to vote, present at the Meeting in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund. For each of CHIMT, CIGMT, CIHIF and CIITI, a majority of the shares of the Fund outstanding on the record date and entitled to vote, present at the Meeting in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund.



The election of Trustees is by a plurality of votes cast at the Meeting. Only shareholders of record on March 10, 2006 may vote.


In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. With respect to the election of Trustees, withheld authority, abstentions and broker non-votes have no effect on the outcome of voting. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power, and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

ADJOURNMENTS

In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting (including abstentions and broker non-votes) in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that entitle them to vote for any such proposal in favor of such adjournment and will vote those proxies that require them to vote for rejection of any such proposal against any such adjournment.

SUBMISSION OF PROPOSALS FROM SHAREHOLDERS AT FUTURE MEETINGS


Under the proxy rules of the SEC, shareholder proposals that meet tests contained in those rules may, under certain conditions, be included in a Fund's proxy materials for an annual shareholders' meeting. Under the proxy rules, proposals submitted for inclusion in the proxy materials for the 2007 Annual Meeting must be received by the relevant Fund on or before December 22, 2006. The fact that a Fund receives a shareholder proposal in a timely manner does not ensure inclusion of the proposal in the proxy materials since there are other requirements in the proxy rules relating to such inclusion.


Shareholders who wish to make a proposal at the 2007 Annual Meeting that will not be included in the Funds' proxy materials must notify the relevant Fund on or before March 7, 2007. If a shareholder who wishes to submit a proposal fails to timely notify the relevant Fund, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules.


You may submit shareholder proposals c/o the Secretary of the Funds, One Financial Center, Mail Stop MA5-515-11-05, Boston, Massachusetts 02111-2621.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Funds' Trustees and officers, persons who own more than ten percent of a Fund's outstanding shares and certain officers and directors of the Fund's advisor (collectively, "Section 16 reporting persons"), to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of Fund shares. Section 16 reporting persons are required by SEC regulations to furnish the Funds with copies of all Section 16(a) forms that they file. To the Funds' knowledge, based solely on a review of the copies of such reports furnished to the Funds, and on representations made, all Section 16 reporting persons complied with all Section 16(a) filing requirements applicable to them.

OTHER INFORMATION

EACH FUND HAS PREVIOUSLY SENT ITS MOST RECENT ANNUAL REPORT TO ITS SHAREHOLDERS. YOU MAY OBTAIN A COPY OF THE REPORT, FREE OF CHARGE, BY WRITING TO THE FUND C/O COLUMBIA MANAGEMENT AT ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621, OR BY CALLING 1-800-426-3750.

APPENDIX A -- TRUSTEE AND OFFICER INFORMATION


Information regarding the Trustees and officers of the Funds, together with their principal business occupations during the last five years (their titles have varied through that period), is shown below. Unless otherwise noted, the address for each Trustee and Officer is c/o Columbia Funds, Mail Stop MA5-515-11-05, One Financial Center, Boston, MA 02111.


                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN
                                                                                                   COLUMBIA
                                                                                                     FUND
                                        YEAR FIRST ELECTED                                          COMPLEX
                           POSITION      OR APPOINTED TO          PRINCIPAL OCCUPATION(S)         OVERSEEN BY
NAME AND YEAR OF BIRTH    WITH FUNDS        OFFICE(1)              DURING PAST FIVE YEARS           TRUSTEE
------------------------  -----------   ------------------   ----------------------------------  -------------
DISINTERESTED TRUSTEES

Thomas C. Theobald (Born  Trustee and   1996                 Partner and Senior Advisor,               83
1937)                     Chairman of                        Chicago Growth Partners (private
                          the Board                          equity investing) since September,
                                                             2004; Managing Director, William
                                                             Blair Capital Partners (private
                                                             equity investing) from September,
                                                             1994 to September, 2004.


Douglas A. Hacker (Born   Trustee       1996                 Executive Vice President --               83
1955)                                                        Strategy of United Airlines
                                                             (airline) since December, 2002;
                                                             President of UAL Loyalty Services
                                                             (airline) from September, 2001 to
                                                             December, 2002; Executive Vice
                                                             President and Chief Financial
                                                             Officer of United Airlines from
                                                             July, 1999 to September, 2001.


NAME AND YEAR OF BIRTH      OTHER DIRECTORSHIPS HELD(2)
------------------------  -------------------------------
DISINTERESTED TRUSTEES
Thomas C. Theobald (Born  Anixter International (network
1937)                     support equipment distributor);
                          Ventas, Inc. (real estate
                          investment trust); Jones Lang
                          LaSalle (real estate management
                          services) and Ambac Financial
                          Group (financial guaranty
                          insurance)

Douglas A. Hacker (Born   Nash Finch Company (food
1955)                     distributor)

                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN
                                                                                                   COLUMBIA
                                                                                                     FUND
                                        YEAR FIRST ELECTED                                          COMPLEX
                           POSITION      OR APPOINTED TO          PRINCIPAL OCCUPATION(S)         OVERSEEN BY
NAME AND YEAR OF BIRTH    WITH FUNDS        OFFICE(1)              DURING PAST FIVE YEARS           TRUSTEE
------------------------  -----------   ------------------   ----------------------------------  -------------

Janet Langford Kelly      Trustee       1996                 Partner, Zelle, Hofmann, Voelbel,         83
(Born 1957)                                                  Mason & Gette LLP (law firm) since
                                                             March, 2005; Adjunct Professor of
                                                             Law, Northwestern University,
                                                             since September, 2004; Chief
                                                             Administrative Officer and Senior
                                                             Vice President, Kmart Holding
                                                             Corporation (consumer goods), from
                                                             September, 2003 to March, 2004;
                                                             Executive Vice President-Corporate
                                                             Development and Administration,
                                                             General Counsel and Secretary,
                                                             Kellogg Company (food
                                                             manufacturer), from September,
                                                             1999 to August, 2003.

Richard W. Lowry (Born    Trustee       1995                 Private Investor since August,            85
1936)                                                        1987 (formerly Chairman and Chief
                                                             Executive Officer, U.S. Plywood
                                                             Corporation (building products
                                                             manufacturer) until 1987.)


NAME AND YEAR OF BIRTH      OTHER DIRECTORSHIPS HELD(2)
------------------------  -------------------------------

Janet Langford Kelly      UAL Corporation (airline)
(Born 1957)

Richard W. Lowry (Born    None
1936)

                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN
                                                                                                   COLUMBIA
                                                                                                     FUND
                                        YEAR FIRST ELECTED                                          COMPLEX
                           POSITION      OR APPOINTED TO          PRINCIPAL OCCUPATION(S)         OVERSEEN BY
NAME AND YEAR OF BIRTH    WITH FUNDS        OFFICE(1)              DURING PAST FIVE YEARS           TRUSTEE
------------------------  -----------   ------------------   ----------------------------------  -------------

Charles R. Nelson (Born   Trustee       1981                 Professor of Economics, University        83
1943)                                                        of Washington since January, 1976;
                                                             Ford and Louisa University of
                                                             Washington Van Voorhis, Professor
                                                             of Political Economy, University
                                                             of Washington, since September,
                                                             1993; Director, Institute for
                                                             Economic Research, University of
                                                             Washington from September, 2001 to
                                                             June, 2003; Adjunct Professor of
                                                             Statistics, University of
                                                             Washington since September, 1980;
                                                             Associate Editor, Journal of Money
                                                             Credit and Banking since
                                                             September, 1993; consultant on
                                                             econometric and statistical
                                                             matters.

John J. Neuhauser (Born   Trustee       1985                 University Professor, Boston              85
1942)                                                        College since December, 2005;
                                                             Academic Vice President and Dean
                                                             of Faculties, Boston College from
                                                             August, 1999 to December, 2005.

Patrick J. Simpson (Born  Trustee       2000                 Partner, Perkins Coie L.L.P. (law         83
1944)                                                        firm).

Thomas E. Stitzel (Born   Trustee       1998                 Business Consultant since 1999;           83
1936)                                                        Chartered Financial Analyst.

Anne-Lee Verville (Born   Trustee       1998                 Retired since 1997 (formerly              83
1945)                                                        General Manager, Global Education
                                                             Industry, IBM Corporation
                                                             (computer and technology) from
                                                             1994 to 1997).


NAME AND YEAR OF BIRTH      OTHER DIRECTORSHIPS HELD(2)
------------------------  -------------------------------

Charles R. Nelson (Born   None
1943)

John J. Neuhauser (Born   None
1942)

Patrick J. Simpson (Born  None
1944)

Thomas E. Stitzel (Born   None
1936)

Anne-Lee Verville (Born   Chairman of the Board of
1945)                     Directors, Enesco Group, Inc.
                          (producer of giftware and home
                          and garden decor products)

                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN
                                                                                                   COLUMBIA
                                                                                                     FUND
                                        YEAR FIRST ELECTED                                          COMPLEX
                           POSITION      OR APPOINTED TO          PRINCIPAL OCCUPATION(S)         OVERSEEN BY
NAME AND YEAR OF BIRTH    WITH FUNDS        OFFICE(1)              DURING PAST FIVE YEARS           TRUSTEE
------------------------  -----------   ------------------   ----------------------------------  -------------

Richard L. Woolworth      Trustee       1991                 Retired since December, 2003              83
(Born 1941)                                                  (formerly Chairman and Chief
                                                             Executive Officer, The Regence
                                                             Group Co. (regional health
                                                             insurer); Chairman and Chief
                                                             Executive Officer, BlueCross
                                                             BlueShield of Oregon; Certified
                                                             Public Accountant, Arthur Young &
                                                             Company).

INTERESTED TRUSTEE


William E. Mayer(3)       Trustee       1994                 Partner, Park Avenue Equity               85
(Born 1940)                                                  Partners (private equity) since
                                                             February, 1999. Dean and
                                                             Professor, College of Business,
                                                             University of Maryland from
                                                             1992-1997.


NAME AND YEAR OF BIRTH      OTHER DIRECTORSHIPS HELD(2)
------------------------  -------------------------------

Richard L. Woolworth      Northwest Natural Gas (natural
(Born 1941)               gas service provider)

INTERESTED TRUSTEE

William E. Mayer(3)       Lee Enterprises (print media),
(Born 1940)               WR Hambrecht + Co. (financial
                          service provider); Reader's
                          Digest (publishing)


(1) The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Fund Complex.

(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").


(3) Mr. Mayer is an "interested person" (as defined in the 1940 Act) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or clients advised by the Advisor or its affiliates.

                                                                             YEAR FIRST
                                                                             ELECTED OR
                                                                             APPOINTED          PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH                        POSITION WITH FUNDS            TO OFFICE           DURING PAST FIVE YEARS
----------------------                ------------------------------------   ----------   ------------------------------------
OFFICERS
Christopher L. Wilson                 President                                 2004      Head of Mutual Funds since August,
(Born 1957)                                                                               2004 and Managing Director of the
                                                                                          Advisor since September, 2005;
                                                                                          President and Chief Executive
                                                                                          Officer, CDC IXIS Asset Management
                                                                                          Services, Inc. (investment
                                                                                          management) from September, 1998 to
                                                                                          August, 2004.
James R. Bordewick, Jr.               Senior Vice President, Secretary and      2006      Associate General Counsel, Bank of
(Born 1959)                           Chief Legal Officer                                 America since April, 2005; Senior
                                                                                          Vice President and Associate General
                                                                                          Counsel, MFS Investment Management
                                                                                          (investment management) prior to
                                                                                          April, 2005.
J. Kevin Connaughton                  Senior Vice President, Chief              2000      Managing Director of the Advisor
(Born 1964)                           Financial Officer and Treasurer                     since February, 1998.
Mary Joan Hoene                       Senior Vice President and Chief           2004      Senior Vice President and Chief
(Born 1949)                           Compliance Officer                                  Compliance Officer of various funds
                                                                                          in the Columbia Fund Complex;
                                                                                          Partner, Carter, Ledyard & Milburn
                                                                                          LLP (law firm) from January, 2001 to
                                                                                          August, 2004.
Michael G. Clarke                     Chief Accounting Officer and              2004      Managing Director of the Advisor
(Born 1969)                           Assistant Treasurer                                 since February, 2001.

                                                                             YEAR FIRST
                                                                             ELECTED OR
                                                                             APPOINTED          PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH                        POSITION WITH FUNDS            TO OFFICE           DURING PAST FIVE YEARS
----------------------                ------------------------------------   ----------   ------------------------------------
Stephen T. Welsh                      Vice President                            1996      President, Columbia Management
(Born 1957)                                                                               Services, Inc. since July, 2004;
                                                                                          Senior Vice President and
                                                                                          Controller, Columbia Management
                                                                                          Services, Inc. prior to July, 2004.
Jeffrey R. Coleman                    Deputy Treasurer                          2004      Group Operations Manager of the
(Born 1969)                                                                               Advisor since October, 2004; Vice
                                                                                          President of CDC IXIS Asset
                                                                                          Management Services, Inc.
                                                                                          (investment management) from August,
                                                                                          2000 to September, 2004.
Joseph F. DiMaria                     Deputy Treasurer                          2004      Senior Compliance Manager of the
(Born 1968)                                                                               Advisor since January, 2005;
                                                                                          Director of Trustee Administration
                                                                                          of the Advisor from May, 2003 to
                                                                                          January, 2005; Senior Audit Manager,
                                                                                          PricewaterhouseCoopers (independent
                                                                                          registered public accounting firm)
                                                                                          from July, 2000 to April, 2003.
Ty S. Edwards                         Deputy Treasurer                          2004      Vice President of the Advisor since
(Born 1966)                                                                               2002; Assistant Vice President and
                                                                                          Director, State Street Corporation
                                                                                          (financial services) prior to 2002.
Barry S. Vallan                       Controller                                2006      Vice President-Fund Treasury of the
(Born 1969)                                                                               Advisor since October, 2004; Vice
                                                                                          President-Trustee Reporting from
                                                                                          April, 2002 to October, 2004;
                                                                                          Management Consultant,
                                                                                          PricewaterhouseCoopers (independent
                                                                                          registered public accounting firm)
                                                                                          prior to October, 2002.

                                                                             YEAR FIRST
                                                                             ELECTED OR
                                                                             APPOINTED          PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH                        POSITION WITH FUNDS            TO OFFICE           DURING PAST FIVE YEARS
----------------------                ------------------------------------   ----------   ------------------------------------
Peter T. Fariel                       Assistant Secretary                       2006      Associate General Counsel, Bank of
(Born 1957)                                                                               America since April, 2005; Partner,
                                                                                          Goodwin Procter LLP (law firm) prior
                                                                                          to April, 2005.
Ryan C. Larrenaga                     Assistant Secretary                       2005      Assistant General Counsel, Bank of
(Born 1970)                                                                               America since March, 2005;
                                                                                          Associate, Ropes & Gray LLP (law
                                                                                          firm) from 1998 to February, 2005.
Barry S. Finkle                       Assistant Treasurer                       2003      Senior Manager and Head of Fund
(Born 1965)                                                                               Performance of the Advisor since
                                                                                          January, 2001.
Julian Quero                          Assistant Treasurer                       2003      Senior Compliance Manager of the
(Born 1967)                                                                               Advisor since April, 2002; Assistant
                                                                                          Vice President of Taxes and
                                                                                          Distributions of the Advisor from
                                                                                          2001 to April, 2002.


Each of the Fund's Trustees and officers hold comparable positions with certain other funds of which the Advisor or its affiliates is the investment advisor or distributor and, in the case of certain of the officers, with certain affiliates of the Advisor.

APPENDIX B.1 -- TRUSTEES' COMPENSATION

For the calendar year ended December 31, 2005, the Trustees received the following compensation for serving as Trustees:

                          PENSION OR RETIREMENT     TOTAL COMPENSATION FROM THE
                         BENEFITS ACCRUED AS PART    FUND COMPLEX PAID TO THE
DISINTERESTED TRUSTEES     OF FUND EXPENSES(1)               TRUSTEES
----------------------   ------------------------   ---------------------------
Douglas A. Hacker                  N/A                       $111,277
Janet Langford Kelly               N/A                       $116,500
Richard W. Lowry(2)                N/A                       $142,500
Charles R. Nelson                  N/A                       $111,500
John J. Neuhauser(2)               N/A                       $137,833
Patrick J. Simpson(3)              N/A                       $107,500
Thomas E. Stitzel                  N/A                       $113,000
Thomas C. Theobald(3)              N/A                       $205,500
Anne-Lee Verville                  N/A                       $120,723
Richard L. Woolworth               N/A                       $106,500
INTERESTED TRUSTEE
-----------------------
William E. Mayer(2)                N/A                       $147,750

(1) The Funds do not currently provide pension or retirement plan benefits to the Trustees.


(2) In addition to receiving compensation for their services as Trustees of the Columbia Funds, Messrs. Lowry, Neuhauser and Mayer received compensation for services as trustees/directors of the Liberty All-Star Funds, two closed-end funds managed by an affiliate of Columbia Management (the "All-Star Funds").


(3) During the calendar year ended December 31, 2005, Mr. Simpson deferred $107,500 of his total compensation pursuant to a deferred compensation plan and Mr. Theobald deferred $150,000 of his total compensation pursuant to a deferred compensation plan.

APPENDIX B.2 -- TRUSTEES' COMPENSATION

For the fiscal year ended November 30, 2005, the Trustees received from each Fund the following compensation for serving as Trustees:

                                      AGGREGATE      AGGREGATE      AGGREGATE      AGGREGATE      AGGREGATE      AGGREGATE
                                     COMPENSATION   COMPENSATION   COMPENSATION   COMPENSATION   COMPENSATION   COMPENSATION
DISINTERESTED TRUSTEES                FROM CHIMT     FROM CIGMT     FROM CIITI    FROM CCAIMF     FROM CIMF      FROM CMIT
----------------------               ------------   ------------   ------------   ------------   ------------   ------------
Douglas A. Hacker                       $1,072         $  793         $  614          $533          $  604         $  919
Janet Langford Kelly                    $1,141         $  844         $  654          $568          $  643         $  979
Richard W. Lowry                        $  955         $  707         $  547          $475          $  538         $  819
Charles R. Nelson                       $1,051         $  777         $  602          $523          $  592         $  901
John J. Neuhauser                       $  975         $  721         $  559          $485          $  550         $  837
Patrick J. Simpson(a)                   $1,013         $  749         $  580          $504          $  571         $  869
Thomas E. Stitzel                       $1,098         $  812         $  629          $546          $  618         $  942
Thomas C. Theobald(b)                   $1,989         $1,556         $1,143          $992          $1,123         $1,707
Anne-Lee Verville                       $1,145         $  847         $  656          $570          $  646         $  983
Richard L. Woolworth                    $1,023         $  756         $  586          $509          $  576         $  877
INTERESTED TRUSTEE
-----------------------------------
William E. Mayer                        $1,090         $  806         $  625          $542          $  614         $  935

                                      AGGREGATE
                                     COMPENSATION
DISINTERESTED TRUSTEES                FROM CIHIF
----------------------               ------------
Douglas A. Hacker                       $  558
Janet Langford Kelly                    $  594
Richard W. Lowry                        $  498
Charles R. Nelson                       $  547
John J. Neuhauser                       $  508
Patrick J. Simpson(a)                   $  528
Thomas E. Stitzel                       $  571
Thomas C. Theobald(b)                   $1,040
Anne-Lee Verville                       $  597
Richard L. Woolworth                    $  532
INTERESTED TRUSTEE
-----------------------------------
William E. Mayer                        $  568


(a) During the fiscal year ended November 30, 2005, Mr. Simpson deferred $1,013 from CHIMT, $749 from CIGMT, $580 from CIITI, $504 from CCAIMF, $571 from CIMF, $869 from CMIT and $528 from CIHIF in each case pursuant to a deferred compensation plan.
(b) During the fiscal year ended November 30, 2005, Mr. Theobald deferred $1,169.00 from CHIMT, $865 from CIGMT, $671 from CIITI, $583 from CCAIMF, $1,041 from CIMF, $1,003 from CMIT and $611 from CIHIF in each case pursuant to a deferred compensation plan.

APPENDIX C -- TRUSTEE SHARE OWNERSHIP


The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2005 (i) in each of the Funds and (ii) in all Funds overseen by the Trustees in the Columbia Fund Complex.


                       DOLLAR RANGE    DOLLAR RANGE    DOLLAR RANGE    DOLLAR RANGE    DOLLAR RANGE    DOLLAR RANGE
                         OF EQUITY       OF EQUITY       OF EQUITY       OF EQUITY       OF EQUITY       OF EQUITY
                        SECURITIES      SECURITIES      SECURITIES      SECURITIES      SECURITIES      SECURITIES
                       OWNED IN THE    OWNED IN THE    OWNED IN THE    OWNED IN THE    OWNED IN THE    OWNED IN THE
                          CCAIMF           CHIMT           CIMF            CIITI           CIHIF           CIGMT
                       -------------   -------------   -------------   -------------   -------------   -------------
DISINTERESTED
 TRUSTEES
Douglas A. Hacker           $0              $0              $0              $0              $0              $0
Janet Langford Kelly        $0              $0              $0              $0              $0              $0
Richard W. Lowry(a)         $0              $0              $0              $0              $0              $0
Charles R. Nelson           $0              $0              $0              $0              $0              $0
John J. Neuhauser(a)        $0              $0              $0              $0              $0              $0
Patrick J. Simpson          $0              $0              $0              $0              $0              $0
Thomas E. Stitzel           $0              $0              $0              $0              $0              $0
Thomas C. Theobald          $0              $0              $0              $0              $0              $0
Anne-Lee Verville(b)        $0              $0              $0              $0              $0              $0
Richard L. Woolworth        $0              $0              $0              $0              $0              $0
INTERESTED TRUSTEE
William E. Mayer(a)         $0              $0              $0              $0              $0              $0

                       DOLLAR RANGE    DOLLAR RANGE    AGGREGATE DOLLAR RANGE
                         OF EQUITY       OF EQUITY     OF EQUITY SECURITIES IN
                        SECURITIES      SECURITIES       ALL FUNDS OVERSEEN
                       OWNED IN THE    OWNED IN THE         BY TRUSTEE IN
                           CMIT           CNYIMF            FUND COMPLEX
                       -------------   -------------   -----------------------
DISINTERESTED
 TRUSTEES
Douglas A. Hacker           $0              $0             Over $100,000
Janet Langford Kelly        $0              $0             Over $100,000
Richard W. Lowry(a)         $0              $0             Over $100,000
Charles R. Nelson           $0              $0             Over $100,000
John J. Neuhauser(a)        $0              $0             Over $100,000
Patrick J. Simpson          $0              $0             Over $100,000
Thomas E. Stitzel           $0              $0             Over $100,000
Thomas C. Theobald          $0              $0             Over $100,000
Anne-Lee Verville(b)        $0              $0             Over $100,000
Richard L. Woolworth        $0              $0             Over $100,000
INTERESTED TRUSTEE
William E. Mayer(a)         $0              $0            $50,001-$100,000


(a) Messrs. Lowry, Mayer and Neuhauser also serves as trustees/directors of the All-Star Funds.

(b) Ms. Verville's share ownership is held in her deferred compensation plan.

TRUSTEE POSITIONS


As of December 31, 2005, no disinterested Trustee or any of his or her immediate family members owned beneficially or of record any class of securities of Columbia Management Advisors, LLC, or any person controlling, controlled by or under common control with Columbia Management Advisors, LLC.

APPENDIX D -- SHARES OUTSTANDING AND ENTITLED TO VOTE

As of the close of business on March 10, 2006 the Funds had outstanding and entitled to vote at the Meeting the following shares of beneficial interest:


FUND                                  COMMON SHARES   PREFERRED SHARES
----                                  -------------   ----------------
CCAIMF                                  2,780,771            978
CHIMT                                  31,191,047          4,800
CIMF                                    4,252,859          1,492
CIITI                                  11,009,000            N/A
CIHIF                                  21,003,496            N/A
CIGMT                                  31,191,047          2,400
CMIT                                   27,741,654          3,600

APPENDIX E -- OWNERSHIP OF SHARES

As of the close of business on March 10, 2006, the following persons were known to own beneficially or of record more than 5% of the outstanding securities of any class of each of the following Funds:


                                               # OF      % OF CLASS
        CLASS OF      NAME AND ADDRESS        SHARES     OF SHARES
FUND     SHARES     OF BENEFICIAL OWNER       OWNED        OWNED
------  --------  ------------------------  ----------   ----------
CCAIMF  Common    Cede & Co.                 2,708,060    97.39%
                  C/O Depository Trust
                  Company
                  Box 20
                  New York, NY 10004-9998
CHIMT   Common    Cede & Co.                28,198,148    90.40%
                  C/O Depository Trust
                  Company
                  Box 20
                  New York, NY 10004-9998
CIMF    Common    Cede & Co.                 4,171,889    98.10%
                  C/O Depository Trust
                  Company
                  Box 20
                  New York, NY 10004-9998
CIITI   Common    Cede & Co.                 9,997,246    90.81%
                  C/O Depository Trust
                  Company
                  Box 20
                  New York, NY 10004-9998
CIHIF   Common    Cede & Co.                19,542,845    93.05%
                  C/O Depository Trust
                  Company
                  Box 20
                  New York, NY 10004-9998
CIGMT   Common    Cede & Co.                10,309,057    89.57%
                  C/O Depository Trust
                  Company
                  Box 20
                  New York, NY 10004-9998
CMIT    Common    Cede & Co.                23,985,863    86.46%
                  C/O Depository Trust
                  Company
                  Box 20
                  New York, NY 10004-9998

APPENDIX F -- GOVERNANCE COMMITTEE CHARTER

                                 COLUMBIA FUNDS

                          Governance Committee Charter
                           (Adopted October 12, 2005)

1. The Governance Committee (the "Committee") of the Columbia Funds (the "Funds") shall be composed entirely of members of the Board of the Funds who are not affiliated with the Funds' investment advisor, sub-advisors or principal underwriter.

2. The functions of the Committee are:

     (a) To make nominations for independent trustee membership on the Board of Trustees when necessary and to consider candidates proposed for the Board of Trustees by shareholders of the Funds;

     (b) To review periodically Board governance practices and procedures and any recommendations of the Chief Compliance Officer of the Funds relating thereto, and to recommend to the Board any changes it may deem appropriate;

     (c) To review periodically trustee compensation and to recommend to the independent trustees any changes it may deem appropriate;

     (d) To review committee assignments on an annual basis;

     (e) To review on an annual basis the responsibilities and charter of each committee of the Board, whether there is continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized, and to make recommendations for any such action to the Board;

     (f) To plan and administer the Board's annual self-evaluation process;

     (g) To evaluate on at least an annual basis the independence of counsel to the independent trustees, to make recommendations to the independent trustees regarding their determination of such counsel's status as an "independent legal counsel" under applicable SEC rules, and to supervise such counsel; and

     (h) To determine the allocation of responsibility for oversight of the Funds among the various Investment Oversight Committees.

3. The Committee shall meet as frequently and at such times as circumstances dictate. Minutes shall be kept of the Committee's meetings.

4. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund.

5. The Committee shall review this charter at least annually and recommend to the Board any changes it deems appropriate.

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

002CS-10449

                                                               [BAR CODE]
                                                                               +
COLONIAL CALIFORNIA INSURED
MUNICIPAL FUND

[BAR CODE]

MR A SAMPLE
DESIGNATION (IF ANY)

ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

[BAR CODE]

000004

LEAST ADDRESS LINE

000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext

C 1234567890 JNT

[BAR CODE]

[ ] Mark this box with an X if you have made changes to your name or address details above.

ANNUAL MEETING PROXY CARD

A ELECTION OF TRUSTEES

1. TO ELECT FOUR TRUSTEES. (Item 1(d) of Notice)

                            FOR  WITHHOLD

01 - Richard W. Lowry       [ ]    [ ]

02 - William E. Mayer       [ ]    [ ]

03 - Charles R. Nelson      [ ]    [ ]

04 - Richard L. Woolworth   [ ]    [ ]

2. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS
   AS MAY PROPERLY COME BEFORE THE MEETING OR
   ANY ADJOURNMENT THEREOF.


                                             Mark this box with an X if
                                             you have made comments below. [ ]

                                             ----------------------------------

                                             ----------------------------------

                                             ----------------------------------

B AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
  INSTRUCTIONS TO BE EXECUTED.

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box

--------------------------------------------------

--------------------------------------------------

Signature 2 - Please keep signature within the box

--------------------------------------------------

--------------------------------------------------

Date (mm/dd/yyyy)

--------------------------------------------------
[ ][ ]/[ ][ ]/[ ][ ][ ][ ]
--------------------------------------------------

[ ]                0090221          1UPX                   COY               +

PROXY - COLONIAL CALIFORNIA INSURED MUNICIPAL FUND

THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned shareholder hereby appoints James R. Bordewick, Jr., Michael G. Clarke, Ryan C. Larrenaga, J. Kevin Connaughton and Christopher L. Wilson, each of them proxies of the undersigned, with power of substitution to each, and hereby authorizes each of them to represent and to vote at the Annual Meeting of Shareholders of Colonial California Insured Municipal Fund (the "Fund") to be held in Boston, Massachusetts, on Wednesday, May 24, 2006, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE HOLDER AS TO ANY OTHER MATTER.


THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.


PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                               [BAR CODE]
                                                                               +

COLONIAL HIGH INCOME
MUNICIPAL TRUST

[BAR CODE]

MR A SAMPLE
DESIGNATION (IF ANY)

ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

[BAR CODE]

000004

LEAST ADDRESS LINE

000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext

C 1234567890 JNT

[BAR CODE]

[ ] Mark this box with an X if you have made changes to your name or address details above.

ANNUAL MEETING PROXY CARD

A ELECTION OF TRUSTEES

1. TO ELECT TWO TRUSTEES. (Item 1(a) of Notice)

                             FOR  WITHHOLD

01 - Janet Langford Kelly    [ ]    [ ]

02 - Anne-Lee Verville       [ ]    [ ]

2. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS
   AS MAY PROPERLY COME BEFORE THE MEETING OR
   ANY ADJOURNMENT THEREOF.

                                             Mark this box with an X if
                                             you have made comments below. [ ]

                                             ----------------------------------

                                             ----------------------------------

                                             ----------------------------------

B AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
  INSTRUCTIONS TO BE EXECUTED.

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box

--------------------------------------------------

--------------------------------------------------

Signature 2 - Please keep signature within the box

--------------------------------------------------

--------------------------------------------------

Date (mm/dd/yyyy)

--------------------------------------------------
[ ][ ]/[ ][ ]/[ ][ ][ ][ ]
--------------------------------------------------


[ ]                0090221          1UPX                   COY               +

PROXY - COLONIAL HIGH INCOME MUNICIPAL TRUST

THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned shareholder hereby appoints James R. Bordewick, Jr., Michael G. Clarke, Ryan C. Larrenaga, J. Kevin Connaughton and Christopher L. Wilson, each of them proxies of the undersigned, with power of substitution to each, and hereby authorizes each of them to represent and to vote at the Annual Meeting of Shareholders of Colonial High Income Municipal Trust (the "Fund") to be held in Boston, Massachusetts, on Wednesday, May 24, 2006, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present, as follows on the reverse side of this card.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE HOLDER AS TO ANY OTHER MATTER.


THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.


PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                   [BAR CODE]
                                                                      +
COLONIAL INSURED MUNICIPAL FUND

[BAR CODE]

MR A SAMPLE
DESIGNATION (IF ANY)

ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

[BAR CODE]

000004

LEAST ADDRESS LINE

000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext

C 1234567890 JNT

[BAR CODE]

[ ] Mark this box with an X if you have made changes to your name or address details above.

ANNUAL MEETING PROXY CARD

A ELECTION OF TRUSTEES

1. TO ELECT FOUR TRUSTEES. (Item 1(e) of Notice)

                              FOR    WITHHOLD

01 - Richard W. Lowry         [ ]       [ ]

02 - William E. Mayer         [ ]       [ ]

03 - Charles R. Nelson        [ ]       [ ]

04 - Richard L. Woolworth     [ ]       [ ]

2. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS
   AS MAY PROPERLY COME BEFORE THE MEETING OR
   ANY ADJOURNMENT THEREOF.

                                              Mark this box with an X if
                                              you have made comments below. [ ]

                                              ----------------------------------

                                              ----------------------------------

                                              ----------------------------------

B AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
  INSTRUCTIONS TO BE EXECUTED.

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box

--------------------------------------------------

--------------------------------------------------

Signature 2 - Please keep signature within the box

--------------------------------------------------

--------------------------------------------------

Date (mm/dd/yyyy)

--------------------------------------------------
[ ][ ]/[ ][ ]/[ ][ ][ ][ ]
--------------------------------------------------

[ ]               0080411              1UPX              COY             +

PROXY - COLONIAL INSURED MUNICIPAL FUND

THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned shareholder hereby appoints James R. Bordewick, Jr., Michael G. Clarke, Ryan C. Larrenaga, J. Kevin Connaughton and Christopher L. Wilson, each of them proxies of the undersigned, with power of substitution to each, and hereby authorizes each of them to represent and to vote at the Annual Meeting of Shareholders of Colonial Insured Municipal Fund (the "Fund") to be held in Boston, Massachusetts, on Wednesday, May 24, 2006, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present, as follows on the reverse side of this card.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE HOLDER AS TO ANY OTHER MATTER.


THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.


PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                               [BAR CODE]
                                                                               +

COLONIAL INTERMARKET
INCOME TRUST I

[BAR CODE]

MR A SAMPLE
DESIGNATION (IF ANY)

ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

[BAR CODE]

000004

LEAST ADDRESS LINE

000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext

C 1234567890 J N T

[BAR CODE]

[ ] Mark this box with an X if you have made changes to your name or address details above.

ANNUAL MEETING PROXY CARD

A ELECTION OF TRUSTEES

1. TO ELECT FOUR TRUSTEES. (Item 1(c) of Notice)

                                FOR    WITHHOLD

01 - Janet Langford Kelly       [ ]      [ ]

02 - Douglas A. Hacker          [ ]      [ ]

03 - Charles R. Nelson          [ ]      [ ]

04 - Patrick J. Simpson         [ ]      [ ]

2. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS
   AS MAY PROPERLY COME BEFORE THE MEETING OR
   ANY ADJOURNMENT THEREOF.


                                             Mark this box with an X if
                                             you have made comments below. [ ]

                                             ----------------------------------

                                             ----------------------------------

                                             ----------------------------------

B AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
  INSTRUCTIONS TO BE EXECUTED.

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box

--------------------------------------------------

--------------------------------------------------

Signature 2 - Please keep signature within the box

--------------------------------------------------

--------------------------------------------------

Date (mm/dd/yyyy)

--------------------------------------------------
[ ][ ]/[ ][ ]/[ ][ ][ ][ ]
--------------------------------------------------

[ ]                  0081901            1UPX                  COY            +

PROXY - COLONIAL INTERMARKET INCOME TRUST I

THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned shareholder hereby appoints James R. Bordewick, Jr., Michael G. Clarke, Ryan C. Larrenaga, J. Kevin Connaughton and Christopher L. Wilson, each of them proxies of the undersigned, with power of substitution to each, and hereby authorizes each of them to represent and to vote at the Annual Meeting of Shareholders of Colonial Intermarket Income Trust I (the "Fund") to be held in Boston, Massachusetts, on Wednesday, May 24, 2006, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present, as follows on the reverse side of this card.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE HOLDER AS TO ANY OTHER MATTER.


THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.


PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                               [BAR CODE]
                                                                               +

COLONIAL INTERMEDIATE HIGH
INCOME FUND

[BAR CODE]

MR A SAMPLE
DESIGNATION (IF ANY)

ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

[BAR CODE]

000004

LEAST ADDRESS LINE

000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext

C 1234567890 JNT

[BAR CODE]

[ ] Mark this box with an X if you have made changes to your name or address details above.

ANNUAL MEETING PROXY CARD

A ELECTION OF TRUSTEES

1. TO ELECT THREE TRUSTEES. (Item 1(g) of Notice)

                              FOR   WITHHOLD

01 - Janet Langford Kelly     [ ]     [ ]

02 - Douglas A. Hacker        [ ]     [ ]

03 - John J. Neuhauser        [ ]     [ ]

2. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS
   AS MAY PROPERLY COME BEFORE THE MEETING OR
   ANY ADJOURNMENT THEREOF.

                                             Mark this box with an X if
                                             you have made comments below. [ ]

                                             ----------------------------------

                                             ----------------------------------

                                             ----------------------------------

B AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
  INSTRUCTIONS TO BE EXECUTED.

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box

--------------------------------------------------

--------------------------------------------------

Signature 2 - Please keep signature within the box

--------------------------------------------------

--------------------------------------------------

Date (mm/dd/yyyy)

--------------------------------------------------
[ ][ ]/[ ][ ]/[ ][ ][ ][ ]
--------------------------------------------------

[ ]                0081341          1UPX                   COY               +

PROXY - COLONIAL INTERMEDIATE HIGH INCOME FUND

THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned shareholder hereby appoints James R. Bordewick, Jr., Michael G. Clarke, Ryan C. Larrenaga, J. Kevin Connaughton and Christopher L. Wilson, each of them proxies of the undersigned, with power of substitution to each, and hereby authorizes each of them to represent and to vote at the Annual Meeting of Shareholders of Colonial Intermediate High Income Fund (the "Fund") to be held in Boston, Massachusetts, on Wednesday, May 24, 2006, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present, as follows on the reverse side of this card.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE HOLDER AS TO ANY OTHER MATTER.


THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.


PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                               [BAR CODE]
                                                                               +
COLONIAL INVESTMENT GRADE
MUNICIPAL TRUST

[BAR CODE]

MR A SAMPLE
DESIGNATION (IF ANY)

ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

[BAR CODE]

000004

LEAST ADDRESS LINE

000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext

C 1234567890 JNT

[BAR CODE]

[ ] Mark this box with an X if you have made changes to your name or address details above.

ANNUAL MEETING PROXY CARD

A ELECTION OF TRUSTEES

1. TO ELECT TWO TRUSTEES. (Item 1(b) of Notice)

                            FOR    WITHHOLD

01 - Janet Langford Kelly   [ ]      [ ]

02 - Patrick J. Simpson     [ ]      [ ]

2. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS
   AS MAY PROPERLY COME BEFORE THE MEETING OR
   ANY ADJOURNMENT THEREOF.

                                             Mark this box with an X if
                                             you have made comments below. [ ]

                                             ----------------------------------

                                             ----------------------------------

                                             ----------------------------------

B AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
  INSTRUCTIONS TO BE EXECUTED.

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box

--------------------------------------------------

--------------------------------------------------

Signature 2 - Please keep signature within the box

--------------------------------------------------

--------------------------------------------------

Date (mm/dd/yyyy)

--------------------------------------------------
[ ][ ]/[ ][ ]/[ ][ ][ ][ ]
--------------------------------------------------

[ ]               0081911          1UPX                 COY                  +

PROXY - COLONIAL INVESTMENT GRADE MUNICIPAL TRUST

THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned shareholder hereby appoints James R. Bordewick, Jr., Michael G. Clarke, Ryan C. Larrenaga, J. Kevin Connaughton and Christopher L. Wilson, each of them proxies of the undersigned, with power of substitution to each, and hereby authorizes each of them to represent and to vote at the Annual Meeting of Shareholders of Colonial Investment Grade Municipal Trust (the "Fund") to be held in Boston, Massachusetts, on Wednesday, May 24, 2006, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present, as follows on the reverse side of this card.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE HOLDER AS TO ANY OTHER MATTER.


THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.


PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                               [BAR CODE]
                                                                               +

COLONIAL MUNICIPAL INCOME TRUST

[BAR CODE]

MR A SAMPLE
DESIGNATION (IF ANY)

ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

[BAR CODE]

000004

LEAST ADDRESS LINE

000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext

C 1234567890 JNT

[BAR CODE]

[ ] Mark this box with an X if you have made changes to your name or address details above.

ANNUAL MEETING PROXY CARD

A ELECTION OF TRUSTEES

1. TO ELECT FOUR TRUSTEES. (Item 1(f) of Notice)

                              FOR    WITHHOLD

01 - Janet Langford Kelly     [ ]      [ ]

02 - Charles R. Nelson        [ ]      [ ]

03 - Patrick J. Simpson       [ ]      [ ]

04 - Richard L. Woolworth     [ ]      [ ]

2. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS
   AS MAY PROPERLY COME BEFORE THE MEETING OR
   ANY ADJOURNMENT THEREOF.

                                             Mark this box with an X if
                                             you have made comments below. [ ]

                                             ----------------------------------

                                             ----------------------------------

                                             ----------------------------------

B AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
  INSTRUCTIONS TO BE EXECUTED.

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box

--------------------------------------------------

--------------------------------------------------

Signature 2 - Please keep signature within the box

--------------------------------------------------

--------------------------------------------------

Date (mm/dd/yyyy)

--------------------------------------------------
[ ][ ]/[ ][ ]/[ ][ ][ ][ ]
--------------------------------------------------

[ ]             0082881         1UPX                           COY          +

PROXY - COLONIAL MUNICIPAL INCOME TRUST

THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned shareholder hereby appoints James R. Bordewick, Jr., Michael G. Clarke, Ryan C. Larrenaga, J. Kevin Connaughton and Christopher L. Wilson, each of them proxies of the undersigned, with power of substitution to each, and hereby authorizes each of them to represent and to vote at the Annual Meeting of Shareholders of Colonial Municipal Income Trust (the "Fund") to be held in Boston, Massachusetts, on Wednesday, May 24, 2006, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present, as follows on the reverse side of this card.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE HOLDER AS TO ANY OTHER MATTER.


THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.


PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                  Please detach at perforation before mailing.

PROXY             COLONIAL INVESTMENT GRADE MUNICIPAL TRUST                PROXY
                             MUNICIPAL AUCTION RATE
                           CUMULATIVE PREFERRED SHARES

THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder hereby appoints James R. Bordewick, Jr., Michael G. Clarke, Ryan C. Larrenaga, J. Kevin Connaughton and Christopher L. Wilson, each of them proxies of the undersigned with power of substitution to each, and hereby authorizes each of them to represent and to vote at the Annual Meeting of Shareholders of Colonial Investment Grade Municipal Trust (the "Fund") to be held in Boston, Massachusetts, on Wednesday, May 24, 2006, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE.

THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE HOLDERS AS TO ANY OTHER
MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

                                        Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Signature (if held jointly)

                                        ----------------------------------------
                                        Date                         CPF_16288_A

          PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN
                             THE ENCLOSED ENVELOPE.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                    COLONIAL INVESTMENT GRADE MUNICIPAL TRUST

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

PLEASE MARK VOTES AS IN THIS EXAMPLE: [ ]

1.   ELECTION OF TWO TRUSTEES:                                 WITHHELD
     (ITEM 1(B) OF NOTICE)                             FOR       FROM       FOR
                                                       ALL        ALL       ALL
     01 Douglas A. Hacker   02 Thomas E. Stitzel    NOMINEES   NOMINEES   EXCEPT

     To withhold authority to vote "FOR" any
     individual nominee, mark the "FOR ALL
     EXCEPT" box and write the nominee's
     number(s) on the line provided below.             [ ]        [ ]       [ ]

     ____________________________________________

2. In their discretion, upon such other matters as may properly come before the meeting or any adjournments thereof.

Mark this box with an X if you have made comments below. [ ]

_________________________________________________

_________________________________________________


                                  CPF_16288_A

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                  Please detach at perforation before mailing.

PROXY                     COLONIAL MUNICIPAL INCOME TRUST                  PROXY
                             MUNICIPAL AUCTION RATE
                           CUMULATIVE PREFERRED SHARES

THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder hereby appoints James R. Bordewick, Jr., Michael G. Clarke, Ryan C. Larrenaga, J. Kevin Connaughton and Christopher L. Wilson, each of them proxies of the undersigned with power of substitution to each, and hereby authorizes each of them to represent and to vote at the Annual Meeting of Shareholders of Colonial Municipal Income Trust (the "Fund") to be held in Boston, Massachusetts, on Wednesday, May 24, 2006, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE.

THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE HOLDERS AS TO ANY OTHER
MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

                                        Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Signature (if held jointly)

                                        ----------------------------------------
                                        Date                         CPF_16288_B

          PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN
                             THE ENCLOSED ENVELOPE.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                         COLONIAL MUNICIPAL INCOME TRUST

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

PLEASE MARK VOTES AS IN THIS EXAMPLE: [ ]

1.   ELECTION OF TWO TRUSTEES:                                 WITHHELD
     (ITEM 1(F) OF NOTICE)                             FOR       FROM       FOR
                                                       ALL        ALL       ALL
     01 Douglas A. Hacker   02 Thomas E. Stitzel    NOMINEES   NOMINEES   EXCEPT

     To withhold authority to vote "FOR" any
     individual nominee, mark the "FOR ALL
     EXCEPT" box and write the nominee's
     number(s) on the line provided below.             [ ]        [ ]       [ ]

     ____________________________________________

2. In their discretion, upon such other matters as may properly come before the meeting or any adjournments thereof.

Mark this box with an X if you have made comments below. [ ]

_________________________________________________

_________________________________________________


                                  CPF_16288_B

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                  Please detach at perforation before mailing.

PROXY                    COLONIAL INSURED MUNICIPAL FUND                   PROXY
                             MUNICIPAL AUCTION RATE
                           CUMULATIVE PREFERRED SHARES

THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder hereby appoints James R. Bordewick, Jr., Michael G. Clarke, Ryan C. Larrenaga, J. Kevin Connaughton and Christopher L. Wilson, each of them proxies of the undersigned with power of substitution to each, and hereby authorizes each of them to represent and to vote at the Annual Meeting of Shareholders of Colonial Insured Municipal Fund (the "Fund") to be held in Boston, Massachusetts, on Wednesday, May 24, 2006, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE.

THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE HOLDERS AS TO ANY OTHER
MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

                                        Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Signature (if held jointly)

                                        ----------------------------------------
                                        Date                         CPF_16288_C

          PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN
                             THE ENCLOSED ENVELOPE.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                         COLONIAL INSURED MUNICIPAL FUND

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

PLEASE MARK VOTES AS IN THIS EXAMPLE: [ ]

1.   ELECTION OF TWO TRUSTEES:                                 WITHHELD
     (ITEM 1(E) OF NOTICE)                             FOR       FROM       FOR
                                                       ALL        ALL       ALL
     01 Douglas A. Hacker   02 Thomas E. Stitzel    NOMINEES   NOMINEES   EXCEPT

     To withhold authority to vote "FOR" any
     individual nominee, mark the "FOR ALL
     EXCEPT" box and write the nominee's
     number(s) on the line provided below.             [ ]        [ ]       [ ]

     ____________________________________________

2. In their discretion, upon such other matters as may properly come before the meeting or any adjournments thereof.

Mark this box with an X if you have made comments below. [ ]

_________________________________________________

_________________________________________________


                                  CPF_16288_C

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                  Please detach at perforation before mailing.

PROXY                  COLONIAL HIGH INCOME MUNICIPAL TRUST                PROXY
                             MUNICIPAL AUCTION RATE
                           CUMULATIVE PREFERRED SHARES
                      (SERIES T SHARES AND SERIES W SHARES)

THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder hereby appoints James R. Bordewick, Jr., Michael G. Clarke, Ryan C. Larrenaga, J. Kevin Connaughton and Christopher L. Wilson, each of them proxies of the undersigned with power of substitution to each, and hereby authorizes each of them to represent and to vote at the Annual Meeting of Shareholders of Colonial High Income Municipal Trust (the "Fund") to be held in Boston, Massachusetts, on Wednesday, May 24, 2006, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE.

THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE HOLDERS AS TO ANY OTHER
MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

                                        Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Signature (if held jointly)

                                        ----------------------------------------
                                        Date                         CPF_16288_D

          PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN
                             THE ENCLOSED ENVELOPE.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                      COLONIAL HIGH INCOME MUNICIPAL TRUST

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

PLEASE MARK VOTES AS IN THIS EXAMPLE: [ ]

1.   ELECTION OF TWO TRUSTEES:                                 WITHHELD
     (ITEM 1(A) OF NOTICE)                             FOR       FROM       FOR
                                                       ALL        ALL       ALL
     01 Douglas A. Hacker   02 Thomas E. Stitzel    NOMINEES   NOMINEES   EXCEPT

     To withhold authority to vote "FOR" any
     individual nominee, mark the "FOR ALL
     EXCEPT" box and write the nominee's
     number(s) on the line provided below.             [ ]        [ ]       [ ]

     ____________________________________________

2. In their discretion, upon such other matters as may properly come before the meeting or any adjournments thereof.

Mark this box with an X if you have made comments below. [ ]

_________________________________________________

_________________________________________________


                                  CPF_16288_D

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                  Please detach at perforation before mailing.

PROXY              COLONIAL CALIFORNIA INSURED MUNICIPAL TRUST             PROXY
                             MUNICIPAL AUCTION RATE
                           CUMULATIVE PREFERRED SHARES

THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder hereby appoints James R. Bordewick, Jr., Michael G. Clarke, Ryan C. Larrenaga, J. Kevin Connaughton and Christopher L. Wilson, each of them proxies of the undersigned with power of substitution to each, and hereby authorizes each of them to represent and to vote at the Annual Meeting of Shareholders of Colonial California Insured Municipal Trust (the "Fund") to be held in Boston, Massachusetts, on Wednesday, May 24, 2006, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE.

THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE HOLDERS AS TO ANY OTHER
MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

                                        Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Signature (if held jointly)

                                        ----------------------------------------
                                        Date                         CPF_16288_E

          PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN
                             THE ENCLOSED ENVELOPE.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                   COLONIAL CALIFORNIA INSURED MUNICIPAL TRUST

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

PLEASE MARK VOTES AS IN THIS EXAMPLE: [ ]

1.   ELECTION OF TWO TRUSTEES:                                 WITHHELD
     (ITEM 1(D) OF NOTICE)                             FOR       FROM       FOR
                                                       ALL        ALL       ALL
     01 Douglas A. Hacker   02 Thomas E. Stitzel    NOMINEES   NOMINEES   EXCEPT

     To withhold authority to vote "FOR" any
     individual nominee, mark the "FOR ALL
     EXCEPT" box and write the nominee's
     number(s) on the line provided below.             [ ]        [ ]       [ ]

     ____________________________________________

2. In their discretion, upon such other matters as may properly come before the meeting or any adjournments thereof.

Mark this box with an X if you have made comments below. [ ]

_________________________________________________

_________________________________________________


                                  CPF_16288_E